Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes Oklahoma Acquisition
Transaction Expands Company’s Presence into Tulsa and Oklahoma City Markets

DOTHAN, AL, July 13, 2026 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired Ellsworth Construction, LLC (“Ellsworth”), an asphalt manufacturing and construction business headquartered in Tulsa, Oklahoma. From its hot-mix asphalt plant in Broken Arrow and its permitted asphalt plant site in Greater Oklahoma City, Ellsworth provides paving, sitework and utility services for public and private infrastructure projects throughout the Tulsa and Oklahoma City metropolitan areas, including multiple significant data center projects. The acquired operations will continue to operate as a branded division of CPI’s Oklahoma platform company, Overland Corporation.

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “We are pleased to welcome the entire Ellsworth team to the CPI family of companies. This transaction expands our presence in Oklahoma by providing us with experienced crews and strategically located facilities from which to serve the Tulsa and Oklahoma City markets, the two fastest-growing metropolitan areas in the state. We are especially pleased that Nathan Ellsworth will continue to lead the business in these markets going forward. His deep knowledge of these markets, longstanding customer relationships and reputation for operational excellence will be invaluable as we continue to build upon Overland’s success in Oklahoma. In addition to Ellsworth’s strong public and private construction business, the company is a leader in the growing data center construction market in Tulsa and Oklahoma City, complementing Overland’s robust existing data center project portfolio in north Texas. From our earliest discussions, we recognized a shared commitment to safety, quality, customer service and taking care of our people, and we believe this strong cultural alignment will support a seamless integration and continued success together.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, CPI focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600